UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 15, 2015	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced on our Current Report on Form 8-K, filed on November 23, 2015, Comtech Telecommunications Corp., a Delaware corporation (“Comtech”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Comtech, Typhoon Acquisition Corp., a Maryland corporation and wholly owned subsidiary of Comtech (“Merger Sub”), and TeleCommunication Systems, Inc., a Maryland corporation (“TCS”). The audited Consolidated Financial Statements of TCS, as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 are incorporated by reference herein from TCS’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed by TCS with the Securities and Exchange Commission on March 13, 2015. The unaudited Consolidated Financial Statements of TCS, as of and for the three and nine months ended September 30, 2015 and 2014 are incorporated by reference herein from TCS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed by TCS with the Securities and Exchange Commission on October 30, 2015.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.3, and incorporated by reference herein, is unaudited pro forma condensed combined financial information as of and for the three months ended October 31, 2015 and for the fiscal year ended July 31, 2015, which have been prepared to give effect to the acquisition of TCS. This unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what Comtech’s actual result of operations or financial position would have been if the acquisition of TCS had occurred on the dates indicated, nor are they necessarily indicative of our future operating results or financial position.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 (incorporated by reference from TCS’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed by TCS with the Securities and Exchange Commission on March 13, 2015).

99.2	Unaudited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of and for the three and nine months ended September 30, 2015 and 2014 (incorporated by reference from TCS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed by TCS with the Securities and Exchange Commission on October 30, 2015).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: December 15, 2015

	By:	/s/ Michael D. Porcelain
		Name:	Michael D. Porcelain
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 (incorporated by reference from TCS’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed by TCS with the Securities and Exchange Commission on March 13, 2015).

99.2	Unaudited Consolidated Financial Statements of TeleCommunication Systems, Inc., as of and for the three and nine months ended September 30, 2015 and 2014 (incorporated by reference from TCS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed by TCS with the Securities and Exchange Commission on October 30, 2015).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements